EXHIBIT 99.3

               Computational Materials and/or ABS Term Sheets.

Goldman, Sachs & Co.    CWHL 2005 - 4     Group 1-Conforming Balance        MTA
                          Cut-off - December 1, 2004
===============================================================================

------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
Count:  1,224
Current Balance:  $253,056,583
Average Current Balance:  $206,746
Gross Weighted Average Coupon:  3.002%
Net Weighted Average Coupon:  2.615%
Weighted Average Expense Rate:  0.387%
Weighted Average Expense Rate - after Reset: 0.387%
Original Term:  360
Remaining Term:  359.06
Age:  0.94
Original Loan-to-Value Ratio:  73.44%
Margin:  2.871%
Net Margin:  2.484%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Lifetime Cap:  8.743%
Maximum Interest Rate:  9.951%
Months to Next Roll:  1.06
FICO Score:  709
Max Zip Code Percentage:  0.694%
Debt-to-Income Ratio:  35.159%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Conforming                     Count             Balance       Percent
-------------------------------------------------------------------------------
Conforming                     1,224        $253,056,583        100.0%
-------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Principal Balance              Count             Balance       Percent
-------------------------------------------------------------------------------
Lower than $50,000.00              3            $116,734          0.0%
$50,000.01 to $200,000.00        595          85,687,878         33.9
$200,000.01 to $350,000.00       614         162,690,007         64.3
$350,000.01 to $500,000.00        12           4,561,964          1.8
-------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Current Rate                   Count             Balance       Percent
-------------------------------------------------------------------------------
1.000% to 1.249%                 330         $70,350,367         27.8%
1.250% to 1.499%                 170          32,484,474         12.8
1.500% to 1.749%                  14           2,708,279          1.1
1.750% to 1.999%                  35           6,863,975          2.7
2.000% to 2.249%                  26           4,665,250          1.8
2.250% to 2.499%                   3             555,333          0.2
2.500% to 2.749%                   2             548,712          0.2
2.750% to 2.999%                   4           1,044,933          0.4
3.000% to 3.249%                   5             851,904          0.3
3.500% to 3.749%                   1             113,495          0.0
3.750% to 3.999%                   7           1,221,443          0.5
4.000% to 4.249%                  27           5,763,522          2.3
4.250% to 4.499%                 147          32,694,555         12.9
4.500% to 4.749%                 249          50,711,716         20.0
4.750% to 4.999%                 145          30,377,150         12.0
5.000% to 5.249%                  51          10,342,742          4.1
5.250% to 5.499%                   3             595,494          0.2
5.500% to 5.749%                   3             735,926          0.3
5.750% to 5.999%                   1             128,983          0.1
6.000% to 6.249%                   1             298,330          0.1
-------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Age                            Count             Balance       Percent
------------------------------------------------------------------------------
0 to 2                         1,179        $242,983,355         96.0%
3 to 5                            45          10,073,228           4.0
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Original Loan-To-Value
Ratio                          Count             Balance       Percent
------------------------------------------------------------------------------
0.001% to 50.000%                 89         $16,125,550          6.4%
50.001% to 60.000%                77          16,070,639          6.4
60.001% to 70.000%               190          38,246,812         15.1
70.001% to 75.000%               158          33,380,281         13.2
75.001% to 80.000%               643         135,853,205         53.7
80.001% to 85.000%                 3             525,266          0.2
85.001% to 90.000%                31           6,756,559          2.7
90.001% to 95.000%                33           6,098,272          2.4
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Current Loan-To-Value
Ratio                          Count             Balance       Percent
------------------------------------------------------------------------------
0.001% to 50.000%                 89         $16,125,550          6.4%
50.001% to 60.000%                78          16,250,556          6.4
60.001% to 70.000%               190          38,246,216         15.1
70.001% to 75.000%               157          33,200,960         13.1
75.001% to 80.000%               643         135,853,205         53.7
80.001% to 85.000%                 3             525,266          0.2
85.001% to 90.000%                31           6,756,559          2.7
90.001% to 95.000%                33           6,098,272          2.4
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FICO Score                     Count             Balance       Percent
------------------------------------------------------------------------------
620 to 639                        58         $12,259,974          4.8%
640 to 679                       273          58,449,724         23.1
680 to 699                       197          42,159,471         16.7
700 to 719                       196          40,524,856         16.0
720 to 759                       283          54,654,893         21.6
760 to 799                       203          42,738,777         16.9
800 to 819                        14           2,268,888          0.9
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
First Payment Date             Count             Balance       Percent
------------------------------------------------------------------------------
2004-08-01                         2            $505,045          0.2%
2004-09-01                         4             983,048          0.4
2004-10-01                        39           8,585,136          3.4
2004-11-01                       271          56,888,731         22.5
2004-12-01                       449          92,591,066         36.6
2005-01-01                       440          89,793,688         35.5
2005-02-01                        19           3,709,870          1.5
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------




-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman, Sachs & Co.    CWHL 2005 - 4     Group 1-Conforming Balance       MTA
                 Cut-off - December 1, 2004
===============================================================================


------------------------------------------------------------------------------
States                         Count             Balance       Percent
------------------------------------------------------------------------------
AK                                 1            $168,291          0.1%
AL                                 1             270,627          0.1
AR                                 1              64,000          0.0
AZ                                40           6,835,788          2.7
CA                               442         108,422,197         42.8
CO                                60          10,631,714          4.2
CT                                12           2,834,188          1.1
DE                                 2             281,800          0.1
FL                               216          38,221,581         15.1
GA                                18           2,788,306          1.1
HI                                 6           1,749,360          0.7
ID                                10           1,552,524          0.6
IL                                27           5,443,667          2.2
IN                                 8           1,001,360          0.4
KS                                 5             557,347          0.2
KY                                 2             397,362          0.2
LA                                 2             305,000          0.1
MA                                21           5,838,438          2.3
MD                                11           1,934,009          0.8
MI                                12           2,076,088          0.8
MN                                23           4,284,967          1.7
MO                                 6             813,445          0.3
MT                                 3             731,998          0.3
NC                                 5             994,529          0.4
NH                                 1             194,633          0.1
NJ                                17           3,740,657          1.5
NM                                 3             334,400          0.1
NV                                73          15,941,512          6.3
NY                                 8           2,150,877          0.8
OH                                10           1,453,691          0.6
OK                                 1              77,655          0.0
OR                                24           4,560,061          1.8
PA                                24           3,418,061          1.4
RI                                 1             192,000          0.1
SC                                 6           1,086,556          0.4
SD                                 1             280,000          0.1
TN                                 8           1,320,083          0.5
TX                                19           2,582,882          1.0
UT                                39           6,749,665          2.7
VA                                 7           1,553,291          0.6
WA                                38           7,719,926          3.1
WI                                 9           1,272,450          0.5
WY                                 1             229,600          0.1
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Top 10 Zipcodes                Count             Balance       Percent
------------------------------------------------------------------------------
33027                              8          $1,757,134          0.7%
95835                              6           1,743,719          0.7
92563                              5           1,459,982          0.6
89129                              5           1,453,809          0.6
89123                              6           1,403,421          0.6
94565                              4           1,250,721          0.5
94561                              5           1,250,111          0.5
92128                              4           1,036,804          0.4
90660                              4           1,013,940          0.4
84062                              4             957,015          0.4
Other                          1,173         239,729,927         94.7
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
NegAm Limit                    Count             Balance       Percent
------------------------------------------------------------------------------
110%                               8          $2,150,877          0.8%
115%                           1,216         250,905,706         99.2
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Teaser Period                  Count             Balance       Percent
------------------------------------------------------------------------------
1                              1,164        $241,273,076         95.3%
3                                 60          11,783,507          4.7
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Index                          Count             Balance       Percent
------------------------------------------------------------------------------
MTA                            1,224        $253,056,583        100.0%
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Margin                         Count             Balance       Percent
------------------------------------------------------------------------------
1.501% to 1.750%                   2            $340,000          0.1%
1.751% to 2.000%                   3             460,495          0.2
2.001% to 2.250%                   9           1,702,202          0.7
2.251% to 2.500%                  60          12,645,144          5.0
2.501% to 2.750%                 366          78,612,429         31.1
2.751% to 3.000%                 447          90,658,069         35.8
3.001% to 3.250%                 226          46,594,761         18.4
3.251% to 3.500%                  83          16,476,003          6.5
3.501% to 3.750%                  17           3,516,082          1.4
3.751% to 4.000%                   8           1,462,086          0.6
4.001% to 4.250%                   2             290,983          0.1
4.251% to 4.500%                   1             298,330          0.1
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Max Rate                       Count             Balance       Percent
------------------------------------------------------------------------------
7.000% to 7.499%                   1             $89,395          0.0%
9.500% to 9.999%               1,219         252,340,019         99.7
10.000% to 10.499%                 3             474,400          0.2
11.500% to 11.999%                 1             152,769          0.1
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Payment Cap                    Count             Balance       Percent
------------------------------------------------------------------------------
7.500%                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Months to Roll                 Count             Balance       Percent
------------------------------------------------------------------------------
1                              1,168        $241,970,738         95.6%
2                                 39           7,903,938          3.1
3                                 14           2,728,906          1.1
4                                  3             453,000          0.2
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Delinquency in Days            Count             Balance       Percent
------------------------------------------------------------------------------
0                              1,224        $253,056,583        100.0%
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Property Type                  Count             Balance       Percent
------------------------------------------------------------------------------
Single Family                    758        $156,861,978         62.0%
Planned Unit Development         254          52,385,657         20.7
Condominium                      157          30,434,443         12.0
2-4 Family                        55          13,374,505          5.3
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Occupancy Code                 Count             Balance       Percent
------------------------------------------------------------------------------
Primary                          942        $200,558,019         79.3%
Investment                       229          42,553,926         16.8
Second                            53           9,944,638          3.9
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Purpose                        Count             Balance       Percent
------------------------------------------------------------------------------
Cash/Out Refi                    569        $121,919,436         48.2%
Purchase                         377          78,579,322         31.1
Rate/Term Refi                   278          52,557,824         20.8
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------







-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
                                                                   Page 2 of 3

Goldman, Sachs & Co.    CWHL 2005 - 4     Group 1-Conforming Balance       MTA
                 Cut-off - December 1, 2004
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
Documentation Type             Count             Balance       Percent
------------------------------------------------------------------------------
Alt Doc                          118         $22,615,058           8.9%
Full Doc                         379          73,255,248          28.9
Reduced Doc                      727         157,186,277          62.1
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Debt-to-Income Ratio           Count             Balance       Percent
------------------------------------------------------------------------------
Less than or equal to
0.000%                             5          $1,268,137          0.5%
0.001% to 10.000%                 10           1,797,795          0.7
10.001% to 20.000%                78          13,994,279          5.5
20.001% to 30.000%               295          57,019,873         22.5
30.001% to 40.000%               436          93,611,112         37.0
40.001% to 50.000%               328          71,198,740         28.1
50.001% to 60.000%                72          14,166,647          5.6
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Interest Only                  Count             Balance       Percent
------------------------------------------------------------------------------
N                              1,224        $253,056,583        100.0%
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Mortgage Insurance             Count             Balance       Percent
------------------------------------------------------------------------------
OLTV <= 80                     1,157        $239,676,487         94.7%
OLTV > 80 and Insured             67          13,380,096           5.3
------------------------------------------------------------------------------
Total:                         1,224        $253,056,583        100.0%
------------------------------------------------------------------------------







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
                                                                   Page 3 of 3